UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 14, 2006
MICHAELS STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09338	75-1943604
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
8000 Bent Branch Drive
Irving, Texas 75063
P.O. Box 619566
DFW, Texas 75261-9566
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 409-1300

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Amended and Restated Bylaws
Amendment to Employment Agreement - R. Michael Rouleau
Fiscal Year 2006 Bonus Plan for R. Michael Rouleau
Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
Fiscal Year 2006 Bonus Plan for Edward F. Sadler
Fiscal Year 2006 Bonus Plan for Thomas C. DeCaro
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
Amendment of R. Michael Rouleau’s Employment Agreement
     Effective as of March 15, 2006, in connection with his retirement from Michaels Stores, Inc. (the “Company”) as described below, Mr. Rouleau, the Company’s Chief Executive Officer and President, and the Company entered into an Amendment to Employment Agreement (the “Amendment”), providing for the amendment of Mr. Rouleau’s Amended and Restated Employment Agreement.
     Pursuant to the Amendment, Mr. Rouleau will serve as Special Advisor to the Board of Directors of the Company (the “Board”). Mr. Rouleau will continue to receive his current base salary of $840,000 through January 31, 2008 and will receive a bonus for fiscal year 2006, prorated to March 31, 2006. Mr. Rouleau and his spouse will continue to participate in the Company’s medical, dental and vision care plan on the same basis as that available from time to time to senior executive officers of the Company and their eligible dependents, except as otherwise provided by the Agreement and the Amendment. Mr. Rouleau’s current life insurance and disability insurance benefits will continue in effect until January 31, 2008, including his Company-owned whole life insurance policies which will be transferred to Mr. Rouleau on January 31, 2008. Mr. Rouleau’s Company-paid automobile will be transferred to him in connection with his retirement and the Company is to make a tax gross-up payment to Mr. Rouleau for the income tax effect of this transfer. In addition, each outstanding option to purchase common stock of the Company granted to Mr. Rouleau prior to August 5, 2005 became fully vested and exercisable, and the exercise period of such options was extended to March 14, 2011. Options granted to Mr. Rouleau after August 4, 2005 are to vest and expire in accordance with their terms.
     The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and the full text of Mr. Rouleau’s Amended and Restated Employment Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s Form 10-Q for the period ended July 31, 2004, filed by the Company on September 1, 2004, SEC File No. 001-09338, and each is incorporated by reference into this Item 1.01.
2006 Base Compensation and Bonus Plans
     On March 14, 2006, the Compensation Committee of the Board (the “Compensation Committee”) approved the following actions regarding the Company’s executive officers as set out below.
2006 Base Compensation Determination for Executive Officers
     The Compensation Committee approved the annual base compensation rates, payable during continued employment, of the Company’s executive officers, to be effective as of March 26, 2006. The following table sets forth the annual base compensation of the Company’s executive officers for 2006 and 2005:

		Base
Name and Position	Year	Compensation
Charles J. Wyly, Jr.	2006	$450,000
Chairman of the Board of Directors	2005	$450,000
Sam Wyly	2006	$225,000
Vice Chairman of the Board of Directors	2005	$225,000
R. Michael Rouleau	2006	$840,000
President and Chief Executive Officer	2005	$808,100
Jeffrey N. Boyer	2006	$390,000
Executive Vice President – Chief	2005	$375,000
Financial Officer (effective March 15, 2006, President and Chief Financial Officer)
Gregory A. Sandfort	2006	$310,000
Executive Vice President – General	2005	$300,000
Merchandise Manager (effective March 15, 2006, President and Chief Operating Officer)
Edward F. Sadler	2006	$340,000
Executive Vice President –	2005	$330,000
Store Operations
Thomas C. DeCaro	2006	$284,000
Executive Vice President –	2005	$275,000
Supply Chain
Harvey S. Kanter	2006	$300,000
President – Aaron Brothers (effective	2005	$290,750
March 15, 2006, Executive Vice President – Chief Merchant)
Thomas M. Bazzone	2006	$295,000
President – Recollections and Star	2005	$285,000
Decorators Wholesale (effective March 15, 2006, Executive Vice President – Specialty Businesses)

Fiscal Year 2006 Bonus Plans
     The Compensation Committee approved the Fiscal Year 2006 Bonus Plans for the following executive officers of the Company:

Name	Position:
R. Michael Rouleau	President and Chief Executive Officer

Jeffrey N. Boyer	Executive Vice President – Chief Financial Officer (effective March 15, 2006, President and Chief Financial Officer)

Gregory A. Sandfort	Executive Vice President – General Merchandise Manager (effective March 15, 2006, President and Chief Operating Officer)

Edward F. Sadler	Executive Vice President – Store Operations

Thomas C. DeCaro	Executive Vice President – Supply Chain
     The Fiscal Year 2006 Bonus Plans for the Company’s executive officers are attached to this Current Report on Form 8-K as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6, and each is incorporated by reference into this Item 1.01.
Cash Bonus Awards Under 2005 Bonus Plans
     On March 14, 2006, the Compensation Committee approved annual cash bonus awards earned during 2005 to be paid in 2006 to R. Michael Rouleau and Jeffrey N. Boyer in accordance with their respective Fiscal Year 2005 Bonus Plans.1 In addition, discretionary bonus awards were approved for the following executive officers of the Company in the following amounts:

Name and Position	2005 Bonus
Edward F. Sadler Executive Vice President – Store Operations	$112,000

Gregory A. Sandfort Executive Vice President – General Merchandise Manager (effective March 15, 2006, President and Chief Operating Officer)	$91,000

[1]	Copies of Mr. Rouleau’s and Mr. Boyer’s Fiscal Year 2005 Bonus Plans are attached as Exhibits 10.1 and 10.2, respectively, to the Company’s Form 8-K filed on April 13, 2005, SEC File No. 001-09338.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
    Appointment of Principal Officers.
     Effective March 15, 2006, the Company and R. Michael Rouleau, the Chief Executive Officer and President of the Company, entered into an amendment to Mr. Rouleau’s Amended and Restated Employment Agreement. Effective as of that date, Mr. Rouleau retired from these offices and any other offices he held with the Company or any of its subsidiaries or affiliates. Concurrent with Mr. Rouleau’s retirement, the Board elected each of Jeffrey N. Boyer and Gregory A. Sandfort as President of the Company, to serve as co-Presidents with the responsibilities of this office divided between them. Mr. Boyer will continue to serve as the Company’s Chief Financial Officer and Mr. Sandfort was also elected to the position of Chief Operating Officer. The Board determined to leave the office of Chief Executive Officer vacant with the responsibilities of this office being assumed by Mr. Boyer and Mr. Sandfort as co-Presidents. A description of Messrs. Boyer’s and Sandfort’s biographical information is as follows:
Jeffrey N. Boyer, President; Age 47
     Mr. Boyer became Executive Vice President—Chief Financial Officer in January 2003 and served in that office until his promotion to President in March of 2006. Prior to joining the Company, Mr. Boyer was Executive Vice President and Chief Financial Officer of Kmart Corporation from May 2001 until November 2001. In January 2002, Kmart Corporation filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code. Prior to joining Kmart, he held various positions with Sears, Roebuck and Co., where he served as Senior Vice President and Chief Financial Officer from October 1999 to May 2001, Corporate Controller from June 1998 to October 1999, and Vice President, Finance—Full Line Stores from June 1996 to June 1998. Prior experience includes Vice President of Business Development at The Pillsbury Company from 1995 to 1996 and over six years with Kraft Foods, a unit of the Altria Group, in various senior financial positions.
Gregory A. Sandfort, President; Age 50
     Mr. Sandfort became Executive Vice President—General Merchandise Manager in January 2004 and served in that office until his promotion to President and Chief Operating Officer in March of 2006. From September 2002 to August 2003, Mr. Sandfort served as Vice Chairman and Co-CEO of Kleinert’s, Inc. (d/b/a Buster Brown) where he was directly responsible for all merchandising and operational aspects of Kleinert’s sleepwear, playwear, and retail divisions. In May 2003, Kleinert’s filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code, which was subsequently converted to a liquidation under Chapter 7. Prior to that, Mr. Sandfort served as Vice President, General Merchandise Manager—Children’s Apparel, Furniture, Toys, and Electronic Games for Sears, Roebuck and Co. for four years. While at Sears, Roebuck and Co., Mr. Sandfort was directly responsible for the children’s division.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective March 15, 2006, the Board amended the Company’s Amended and Restated Bylaws to add the following Section 17 to Article VI thereof:
     “Section 17. SPLITTING OFFICER FUNCTIONS. Any office provided for in this Article VI may be split between two or more officers with the same title by resolution of the Board of Directors, each such officer to have the functions, responsibilities and title provided for in such resolution.”
     A copy of the Company’s Amended and Restated Bylaws adopted as of March 15, 2006 incorporating the foregoing amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.
Item 8.01. Other Events.
     On March 20, 2006, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Michaels Stores, Inc.
10.1	Amendment to Employment Agreement, dated March 15, 2006, between Michaels Stores, Inc. and R. Michael Rouleau
10.2	Fiscal Year 2006 Bonus Plan for R. Michael Rouleau
10.3	Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
10.4	Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
10.5	Fiscal Year 2006 Bonus Plan for Edward F. Sadler
10.6	Fiscal Year 2006 Bonus Plan for Thomas C. DeCaro
99.1	Press release issued by Michaels Stores, Inc., dated March 20, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICHAELS STORES, INC.

By:	/s/ Jeffrey N. Boyer

Jeffrey N. Boyer
President and Chief Financial Officer
Date: March 20, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Amended and Restated Bylaws of Michaels Stores, Inc.
10.1	Amendment to Employment Agreement, dated March 15, 2006, between Michaels Stores, Inc. and R. Michael Rouleau
10.2	Fiscal Year 2006 Bonus Plan for R. Michael Rouleau
10.3	Fiscal Year 2006 Bonus Plan for Jeffrey N. Boyer
10.4	Fiscal Year 2006 Bonus Plan for Gregory A. Sandfort
10.5	Fiscal Year 2006 Bonus Plan for Edward F. Sadler
10.6	Fiscal Year 2006 Bonus Plan for Thomas C. DeCaro
99.1	Press release issued by Michaels Stores, Inc., dated March 20, 2006